                                                                   Exhibit 10.59

================================================================================

                              AMENDED AND RESTATED

                                RIGHTS AGREEMENT

                                     between

                                   ACE LIMITED

                                       and

                          MELLON INVESTOR SERVICES LLC

                                  Rights Agent

                          Dated as of December 20, 2001

================================================================================

                                TABLE OF CONTENTS

                                                                                           Page
Section 1.   Certain Definitions ..........................................................  1
Section 2.   Appointment of Rights Agent ..................................................  5
Section 3.   Issuance of Right Certificates ...............................................  5
Section 4.   Form of Right Certificates ...................................................  7
Section 5.   Countersignature and Registration ............................................  8
Section 6.   Transfer, Split Up, Combination and Exchange of Right
             Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates ........  9
Section 7.   Exercise of Rights; Exercise Price; Expiration Date of Rights ................ 10
Section 8.   Cancellation of Right Certificates ........................................... 12
Section 9.   Availability of Preference Shares ............................................ 12
Section 10.  Preference Shares Record Date ................................................ 13
Section 11.  Adjustment of Exercise Price, Number of Shares or Number of Rights............ 13
Section 12.  Certificate of Adjusted Exercise Price or Number of Shares ................... 20
Section 13.  Consolidation, Merger, Amalgamation or Sale or Transfer of Assets Earning
             Power......................................................................... 21
Section 14.  Fractional Rights and Fractional Shares ...................................... 23
Section 15.  Rights of Action ............................................................. 24
Section 16.  Agreement of Right Holders ................................................... 25
Section 17.  Right Certificate Holder Not Deemed a Shareholder ............................ 25
Section 18.  Concerning the Rights Agent .................................................. 26
Section 19.  Merger or Consolidation or Change of Name of Rights Agent .................... 26
Section 20.  Duties of Rights Agent ....................................................... 27
Section 21.  Change of Rights Agent ....................................................... 30
Section 22.  Issuance of New Right Certificates ........................................... 30
Section 23.  Redemption ................................................................... 31
Section 24.  Exchange ..................................................................... 32
Section 25.  Notice of Certain Events ..................................................... 33
Section 26.  Notices ...................................................................... 34
Section 27.  Supplements and Amendments ................................................... 35
Section 28.  Successors ................................................................... 35
Section 29.  Benefits of this Agreement ................................................... 35
Section 30.  Severability ................................................................. 36
Section 31.  Governing Law ................................................................ 36
Section 32.  Counterparts ................................................................. 36
Section 33.  Descriptive Headings ......................................................... 36
Section 34.  Determinations and Actions by the Board of Directors ......................... 36
Section 35.  Effective Date ............................................................... 36


Exhibit A    Form of Certificate of Designation, Preferences and Rights of the Preference
             Shares
Exhibit B    Form of Right Certificate
Exhibit C    Summary of Shareholder Rights Plan

                              AMENDED AND RESTATED
                                RIGHTS AGREEMENT
                                ----------------

         This Amended and Restated Rights Agreement, dated as of December 20, 2001 (this "Agreement"), between ACE Limited, a Cayman Islands company (the "Company"), and Mellon Investor Services LLC, a New Jersey limited liability company (the "Rights Agent") amends and restates the Rights Agreement dated as of May 7, 1999 between the Company and the Bank of New York, a New York banking corporation, and reflects the change in Rights Agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Board of Directors of the Company has authorized and declared a dividend of one Preference Share purchase right (a "Right") for each Ordinary Share (as hereinafter defined) of the Company outstanding as of the close of business on June 1, 1999 (the "Record Date"), each Right representing the right to purchase one one-thousandth of a Preference Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Ordinary Share that shall become outstanding between the Record Date and the Expiration Date (as such term is hereinafter defined);

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         Section 1. Certain Definitions. For purposes of this Agreement, the
                    -------------------
following terms have the meanings indicated:


         "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Ordinary Shares of the Company then outstanding, but shall not include (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, or (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any Person holding Ordinary Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of (i) an acquisition of Ordinary Shares by the Company which, by reducing the number of Ordinary Shares outstanding, increases the proportionate number of Ordinary Shares beneficially owned by such Person to 15% or more of the Ordinary Shares of the Company then outstanding, or (ii) the acquisition by such Person of newly-issued Ordinary Shares directly from the Company (it being understood that a purchase from an underwriter or other intermediary is not deemed for purposes hereof to be a purchase directly from the Company); provided, however, that if a Person shall become the Beneficial Owner of 15% or
--------  -------
more of the Ordinary Shares of the Company then outstanding by reason of share purchases by the Company or the receipt of newly-issued Ordinary Shares directly from the Company and shall, after such share purchases or direct issuance by the Company, become the Beneficial Owner of any additional Ordinary Shares of the Company, then such Person shall be deemed to be an "Acquiring Person"; and provided, further,
                                                             --------  -------
that any transferee from such Person who becomes the Beneficial Owner of 15% or more of the Ordinary Shares of the Company then outstanding shall nevertheless be deemed to be an "Acquiring Person". Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph, has become such inadvertently, and such Person divests as promptly as practicable (and in any event within ten Business Days after notification by the Company) a sufficient number of Ordinary Shares so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph, then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

         "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement.

         A Person shall be deemed the "Beneficial Owner" of and shall be deemed to have "beneficial ownership" of or "beneficially own" any securities:

         (a) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

         (b) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, whether written or oral (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities, but only to the extent such securities are held for a period consistent with such a bona fide public offering), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided,
                                                                     --------
however, that a Person shall not be deemed the Beneficial Owner of, or to
-------
beneficially own, (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange,
(B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event (as such term is hereinafter defined) or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to
Section 3(a) hereof ("Original Rights") or pursuant to Section 11(i) or Section 22 hereof in connection with an adjustment made with respect to Original Rights;
(ii) the sole or shared right to vote or dispose of (including any such right pursuant to any agreement, arrangement or understanding, whether written or oral); provided, however, that a Person shall not be deemed the Beneficial Owner
       --------  -------
of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the

Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or (iii) "beneficial ownership" (as determined pursuant to Rule 13d-3 (or any successor rule) of the General Rules and Regulations under the Exchange Act); or

         (c) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding, whether written or oral (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to clause (ii) of subparagraph
(b) of this definition) or disposing of any securities of the Company.

         (d) which are directly, indirectly or constructively owned by such Person or any of such Person's Affiliates or Associates, within the meaning of
Section 958 of the U.S. Internal Revenue Code of 1986, as amended.

         Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

         Notwithstanding anything in this definition of Beneficial Ownership to the contrary, any "clearing agency", as defined in Section 3(a)(23)(A) of the Exchange Act, which is holding securities solely in its capacity as a clearing agency, shall not be deemed to be the Beneficial Owner of such securities.

         "Board of Directors" and "Board of Directors of the Company" each shall mean the members of the board of directors of the Company.

         "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

         "close of business" on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that if such date is not a Business Day
                    --------  -------
it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

         "Company" shall have the meaning set forth in the preamble hereto.

         "current per share market price" shall have the meaning set forth in
Section 11(d) hereof.

         "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

         "Dollars" or "$" shall mean U.S. dollars.

         "equivalent Preference Shares" shall have the meaning set forth in
Section 11(b) hereof.

         "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended.

         "Exchange Ratio" shall have the meaning set forth in Section 24(a) hereof.

         "Exercise Price" shall have the meaning set forth in Section 4(a) hereof.

         "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

         "Final Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

         "Nasdaq" shall have the meaning set forth in Section 11(d)(i) hereof.

         "NYSE" shall have the meaning set forth in Section 11(d)(i) hereof.

         "Ordinary Shares" when used with reference to the Company shall mean the Ordinary Shares, par value $0.041666667 per share (as such shares may be constituted or designated, or as such par value may be changed, from time to time during the term of this Agreement), of the Company. "Ordinary Shares" when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or the equity securities or other equity interest having power to control or direct the management of such other Person.

         "Person" shall mean any individual, firm, corporation, partnership, limited liability company or other entity, and shall include any successor (by merger, amalgamation or otherwise) of such entity.

         "Preference Shares" shall mean Series A Junior Participating Preference Shares, par value $1.00 per share, of the Company having the rights, preferences and limitations set forth in the Form of Certificate of Designation, Preferences and Rights of the Preference Shares attached to this Agreement as Exhibit A.

         "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

         "Record Date" shall have the meaning set forth in the preamble hereto.

         "Redemption Date" shall have the meaning set forth in Section 7(a) hereof.

         "Right" shall have the meaning set forth in the preamble hereto.

         "Rights Agent" shall have the meaning set forth in the preamble hereto.

         "Right Certificate" shall have the meaning set forth in Section 3(a) hereof.

         "Securities Act" shall mean the U.S. Securities Act of 1933, as amended.

         "Shareholder" shall mean a member of the Company.

         "Shares Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

         "Subsidiary" shall mean, with reference to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

         "Summary of Shareholder Rights Plan" shall have the meaning set forth in Section 3(b) hereof.

         "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

         "Triggering Event" shall mean any event described in Section 11(a)(ii) or Section 13(a) hereof.

         "U.S." shall mean the United States of America.

         Any determination or interpretation required in connection with any of the definitions contained in this Section 1 shall be made by the Board of Directors of the Company in their good faith judgment, which determination shall be final and binding on the Rights Agent.

         Section 2. Appointment of Rights Agent. The Company hereby appoints the
                    ---------------------------
Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable upon ten (10) days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

         Section 3. Issuance of Right Certificates.
                    ------------------------------

         (a) Until the earlier of (i) the close of business on the tenth day after the Shares Acquisition Date or (ii) the close of business on the fifteenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Ordinary Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Ordinary Shares for or pursuant to the terms of any such plan) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Ordinary Shares aggregating 15% or more of the then outstanding Ordinary Shares (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Ordinary Shares registered in the names of the holders thereof (which certificates shall also be deemed to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying Ordinary Shares (including a transfer to the Company). The Company shall give the Rights Agent prompt written notice of the Distribution Date.

         As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will, after receipt of written notice of the Distribution Date from the Company, countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send, at the expense of the Company) by first-class, insured, postage-prepaid mail, to each record holder of Ordinary Shares as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing an aggregate number of Rights equal to one Right for each Ordinary Share so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

         (b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Shareholder Rights Plan, in substantially the form of Exhibit C hereto (the "Summary of Shareholder Rights Plan"), to each record holder of Ordinary Shares as of the close of business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Ordinary Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof, together with the Summary of Shareholder Rights Plan, and registered holders of Ordinary Shares shall also be the registered holders of the associated Rights. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration
Date), the transfer of any certificate for Ordinary Shares outstanding on the Record Date, with or without a copy of the Summary of Shareholder Rights Plan, shall also constitute the transfer of the Rights associated with the Ordinary Shares represented thereby.

         (c) Rights shall be issued in respect of all Ordinary Shares which are issued (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date. Certificates representing both Ordinary Shares and Rights in accordance with this Section 3 which are executed and delivered (whether the Ordinary Shares represented thereby are originally issued, delivered from the Company's treasury or are presented for transfer) by the Company (including, without limitation, certificates representing reacquired Ordinary Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend substantially equivalent to the following:

         This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Amended and Restated Rights Agreement between ACE Limited (the "Company") and Mellon Investor Services LLC, dated as of December 20, 2001 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, shall become null and void.

Until the Distribution Date, the Rights associated with the Ordinary Shares shall be evidenced by the certificates representing the associated Ordinary Shares alone, and the transfer of any such certificate shall also constitute the transfer of the Rights associated with the Ordinary Shares represented thereby. If the Company purchases or acquires any Ordinary Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Ordinary Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Ordinary Shares which are no longer outstanding.

         Section 4.   Form of Right Certificates.
                      --------------------------

         (a) The Right Certificates (and the forms of election to purchase Preference Shares and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation promulgated pursuant thereto or with any rule or regulation of any stock exchange or quotation service on which the Rights may from time to time be listed, or to conform to usage. The Right Certificates shall be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Sections 11, 13 and 24 hereof, the Right Certificates shall show the date of countersignature and shall entitle the holders thereof to purchase such number of one one-thousandths of a Preference Share as shall be set forth therein at the price per one one-thousandth of a

Preference Share set forth therein (the "Exercise Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Exercise Price thereof shall be subject to adjustment as provided herein.

         (b) Any Right Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes an Acquiring Person, or (iii) a transferee of an Acquiring Person (or such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding, whether written or oral, regarding the transferred Rights or (B) a transfer which the Board of Directors otherwise concludes in good faith is part of a plan, arrangement or understanding, whether written or oral, which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Right Certificate issued pursuant to Section 6 or Section 11 hereof upon the transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible and otherwise reasonably identifiable as such) the following legend:

         The Rights represented by this Right Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Right Certificate and the Rights represented hereby may become void in the circumstances specified in Section 7(e) of such Agreement.

The Company shall instruct the Rights Agent in writing of the Rights which should be so legended and shall supply the Rights Agent with such legended Right Certificates. The provisions of Section 7(e) shall apply whether or not any Right Certificate actually contains the foregoing legend.

         Section 5. Countersignature and Registration. The Right Certificates
                    ---------------------------------
shall be executed on behalf of the Company by its Chairman of the Board, any Vice-Chairman, the President, the Chief Financial Officer, the General Counsel or any executive officer designated by the President, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

         Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

         Section 6. Transfer, Split Up, Combination and Exchange of Right
                    -----------------------------------------------------
Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.
---------------------------------------------------------------------

         (a) Subject to the provisions of Sections 4(b), 7(e), 14 and 24 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Preference Shares (or, following a Triggering Event, Ordinary Shares, other securities or property, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Sections 4 and 7 hereof, countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment by the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take action under any Section of this Agreement which requires the payment by a Rights holder of applicable taxes and governmental charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

         (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate, if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

         Section 7. Exercise of Rights; Exercise Price; Expiration Date of
                    -------------------------------------------------------
Rights.
------

         (a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Sections 11(a)(iii), 23(a) and 24(b) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price with respect to each surrendered Right for the total number of Preference Shares (or other securities or property, as the case may be) as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on June 1, 2009 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date") or (iii) the time at which all exercisable Rights are exchanged by the Company as provided in
Section 24 hereof (such earliest date being herein referred to as the "Expiration Date").

         (b) The Exercise Price for each one one-thousandth of a Preference Share pursuant to the exercise of a Right shall initially be $150, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

         (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side of the Right Certificate duly executed, accompanied by payment of the Exercise Price for the shares (or other securities or property, as the case may be) to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preference Shares (or make available, if the Rights Agent is the transfer agent of the Preference Shares) certificates for the number of Preference Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or
(B) if the Company shall have elected to deposit the Preference Shares issuable upon exercise of the Rights with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a Preference Share as are to be purchased (in which case certificates for the Preference Shares represented by such receipts shall be deposited by the transfer agent therefor with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash referred to in clause (ii) above to or upon the order of the registered holder of such Right Certificate. If the Company is obligated to issue other securities (including Ordinary Shares) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or property are available for distribution by the Rights Agent, if and when appropriate.

         (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of
Section 14 hereof.

         (e) Notwithstanding anything in this Agreement to the contrary, from and after the occurrence of a Triggering Event, any Rights beneficially owned by
(i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person,
(ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes an Acquiring Person, or (iii) a transferee of an Acquiring Person (or such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming an Acquiring Person and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding, whether written or oral, regarding the transferred Rights or (B) a transfer which the Board of Directors otherwise concludes in good faith is part of a plan, arrangement or understanding (whether written or oral) which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action, and any holder of such Rights shall thereupon have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise, from and after the occurrence of a Triggering Event. The Company shall use all reasonable efforts to ensure that the provisions of Section 4(b) hereof and this Section 7(e) are complied with, but shall have no liability to any holder of Rights with respect to any determinations regarding an Acquiring Person or its Affiliates, Associates or transferees hereunder or any failure to make any such determination. The Rights Agent will endeavor to comply with the provisions hereof to the extent it has received instructions from the Company concerning such matters.

         (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been completed and signed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former

Beneficial Owner), Affiliates or Associates of such Beneficial Owner or holder, or any other Person with which such holder or any of such holder's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities of the Company as the Company shall reasonably request.

         (g) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preference Shares (and, following the occurrence of a Triggering Event, Ordinary Shares and/or other securities) or any Preference Shares (and, following the occurrence of a Triggering Event, Ordinary Shares and/or other securities) held in its treasury (to the extent applicable law allows shares to be held in treasury), the number of Preference Shares (and, following the occurrence of a Triggering Event, Ordinary Shares and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

         (h) Notwithstanding any statement to the contrary contained in this Agreement or in any Right Certificate, if either the Distribution Date or the Shares Acquisition Date shall occur prior to the Record Date, the provisions of this Agreement, including (without limitation) Sections 3 and 11(a)(ii), shall be applicable to the Rights upon their issuance to the same extent such provisions would have been applicable if the Record Date were the date of this Agreement.

         Section 8. Cancellation of Right Certificates.  All Right Certificates
                    ----------------------------------
surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company.

         Section 9. Availability of Preference Shares. The Company covenants and
                    ---------------------------------
agrees that it will take all such action as may be necessary to ensure that all Preference Shares (and, following the occurrence of a Triggering Event, Ordinary Shares and/or other securities) delivered upon exercise of Rights shall, at the time of entry of issuance in the share register and delivery of the certificates for such Preference Shares (and, following the occurrence of a Triggering Event, Ordinary Shares and/or other securities), subject to payment of the Exercise Price, be duly and validly authorized and issued and fully paid and nonassessable shares.

         The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preference Shares (or Ordinary Shares and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for the Preference Shares (or Ordinary Shares and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preference Shares (or Ordinary Shares and/or other securities, as the case may be) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

     Section 10.  Preference Shares Record Date. Each person in whose name any
                  -----------------------------
certificate for Preference Shares (or Ordinary Shares and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares or securities represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made; provided,
                                                                 --------
however, that if the date of such surrender and payment is a date upon which the
-------
Preference Shares (or Ordinary Shares and/or other securities, as the case may be) transfer books/share register of the Company are closed, such person shall be deemed to have become the record holder of such shares or securities on, and such certificate shall be dated, the next succeeding Business Day on which the Preference Shares (or Ordinary Shares and/or other securities, as the case may be) transfer books/share register of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preference Shares (or Ordinary Shares and/or other securities, as the case may be) for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     Section 11.  Adjustment of Exercise Price, Number of Shares or Number of
                  -----------------------------------------------------------
Rights. The Exercise Price, the number and kind of shares covered by each Right
------
and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

     (a)    (i)   If the Company shall at any time after the date of this
Agreement (A) declare a dividend on the Preference Shares payable in Preference Shares, (B) subdivide the outstanding Preference Shares, (C) combine the outstanding Preference Shares into a smaller number of Preference Shares or (D) issue any shares of its capital stock in a reclassification of the Preference Shares (including any such reclassification in connection with a consolidation, merger or amalgamation in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Exercise Price in effect immediately prior to the record date for such dividend or the effective date of such subdivision, combination or reclassification, as applicable, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which he would have owned upon such exercise and been entitled to receive as a result of such dividend, subdivision, combination or reclassification if such Right had been exercised immediately prior to such date and at a time when the Preference Shares transfer books of the Company were open; provided, however,
                                                           --------  -------
that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

     (ii) Subject to Section 24 of this Agreement, if any Person becomes an Acquiring Person, each holder of a Right, except as provided below and in
Section 7(e) hereof, shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Exercise Price multiplied by the number of one one-thousandths of a Preference Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preference Shares, such number of Ordinary Shares of the Company as shall equal the result obtained by (x) multiplying the then current Exercise Price by the number of one one-thousandths of a Preference Share for which a Right is then exercisable and (y) dividing that product by 50% of the then current per share market price of the Company's Ordinary Shares (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event. If any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

     (iii) In lieu of issuing Ordinary Shares of the Company in accordance with Section 11(a)(ii) hereof, the Company may, in the sole discretion of the Board of Directors, elect to, and, if the Board of Directors has not exercised the exchange right contained in Section 24 hereof and there are not sufficient issued but not outstanding and authorized but unissued Ordinary Shares to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Company shall, take all such action as may be necessary to authorize, issue or pay, upon the exercise of Rights, cash (including by way of a reduction of the Exercise Price), property, or other securities or any combination of the foregoing, having an aggregate value equal to the value of the Ordinary Shares of the Company which otherwise would have been issuable pursuant to Section 11(a)(ii), which aggregate value shall be determined by a majority of the Board of Directors. For purposes of the preceding sentence, the value of the Ordinary Shares shall be determined pursuant to Section 11(d) hereof and the value of any equity securities which a majority of the Board of Directors determines to be an "ordinary share equivalent" (including the Preference Shares, in such ratio as the Board of Directors shall determine) shall be deemed to have the same value as the Ordinary Shares. Any such election by the Board of Directors must be made and publicly announced within 60 days following the date on which the event described in Section 11(a)(ii) shall have occurred. Following the occurrence of the event described in Section 11(a)(ii), a majority of the Board of Directors then in office may suspend the exercisability of the Rights for a period of up to 60 days following the date on which the event described in Section 11(a)(ii) shall have occurred to the extent that such directors have not determined whether to exercise the Company's right of election under this Section 11(a)(iii). In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended.

         (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preference Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preference Shares (or shares having the same rights, privileges and preferences as the Preference Shares ("equivalent Preference Shares")) or securities convertible into Preference Shares or equivalent Preference Shares at a price per Preference Share or equivalent Preference Share (or having a conversion price per share, in the case of a security convertible into Preference Shares or equivalent Preference Shares) less than the then current per share market price of the Preference Shares (as defined in Section 11(d)) on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preference Shares outstanding on such record date plus the number of Preference Shares which the aggregate offering price of the total number of Preference Shares and/or equivalent Preference Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preference Shares outstanding on such record date plus the number of additional Preference Shares and/or equivalent Preference Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that
                                                        --------  -------
in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent. Preference Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and if such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

         (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preference Shares (including any such distribution made in connection with a consolidation, merger or amalgamation in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preference Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preference Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preference Share and the denominator of which shall be such current per share market price of the Preference Shares; provided, however, that in no event shall
                                       --------  -------
the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and if such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

         (d) (i) For the purpose of any computation hereunder, other than under Section 11(a)(iii) hereof, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for the purpose of any computation under Section 11(a)(iii) hereof, the "current per share market price" of a Security on any date shall be deemed to be the average of the daily closing prices per share of such Security for thirty (30) consecutive Trading Days immediately following such date; provided, however, that if the current per
                                 --------  -------
share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights), or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current per share market price" shall be appropriately adjusted to reflect the current market price per share equivalent (ex-dividend) of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The New York Stock Exchange, Inc. ("NYSE") or, if the Security is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any automated quotation system operated by The Nasdaq Stock Market, Inc. ("Nasdaq") or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Security, the fair value of such Security on such date (as determined in good faith by the Board of Directors of the Company) shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

           (ii) For the purpose of any computation hereunder, the "current per share market price" of the Preference Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preference Shares are not publicly traded, the "current per share market price" of the Preference Shares shall be conclusively deemed to be the current per share market price of the Ordinary Shares of the Company as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one thousand. If neither the Ordinary Shares of the Company nor the Preference Shares are publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

     (e) Anything herein to the contrary notwithstanding, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however,
                                                           --------  -------
that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-millionth of a Preference Share or one ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

     (f)   If as a result of an adjustment made pursuant to Section 11(a) or
Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preference Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preference Shares contained in this Section 11, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preference Shares shall apply on like terms to any such other shares.

     (g) All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a Preference Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     (h)   Unless the Company shall have exercised its election as provided in
Section 11(i), upon each adjustment of the Exercise Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one one-thousandths of a Preference Share (calculated to the nearest ten-millionth of a Preference Share) obtained by (i) multiplying (x) the number of one-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

         (i) The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in substitution for any adjustment in the number of one-thousandths of a Preference Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one-thousandths of a Preference Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

         (j) Irrespective of any adjustment or change in the Exercise Price or the number of one-thousandths of a Preference Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Exercise Price and the number of one-thousandths of a Preference Share which were expressed in the initial Right Certificates issued hereunder.

         (k) Before taking any action that would cause an adjustment reducing the Exercise Price below one one-thousandth of the then par value, if any, of the Preference Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preference Shares at such adjusted Exercise Price.

     (l) In any case in which this Section 11 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preference Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preference Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided,
                                                                       --------
however, that the Company shall deliver to such holder a due bill or other
-------
appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preference Shares, issuance wholly for cash of any Preference Shares at less than the current market price, issuance wholly for cash of Preference Shares or securities which by their terms are convertible into or exchangeable for Preference Shares, dividends on Preference Shares payable in Preference Shares or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preference Shares shall not be taxable to such Shareholders.

     (n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Sections 23, 24 and 27 hereof, take (nor will it permit any of its Subsidiaries to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

     (o) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) combine, consolidate or amalgamate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n)), or (iii) sell or transfer (or permit any of its Subsidiaries to sell or transfer), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with
Section 11 (n)) if (x) at the time of or immediately after such combination, consolidation, amalgamation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such combination, consolidation, amalgamation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the

"Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

     (p) If at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Ordinary Shares payable in Ordinary Shares or (ii) effect a subdivision, combination or consolidation of the Ordinary Shares (by reclassification or otherwise than by payment of dividends in Ordinary Shares) into a greater or lesser number of Ordinary Shares, then in any such case (i) the number of one-thousandths of a Preference Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one-thousandths of a Preference Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Ordinary Shares outstanding immediately before such event and the denominator of which is the number of Ordinary Shares outstanding immediately after such event, and (ii) each Ordinary Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Ordinary Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

     (q) So long as the shares issuable upon the exercise of the Rights may be listed on any national securities exchange or quotation service, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or quotation service upon official notice of issuance upon such exercise.

     (r) The Company shall use its best efforts to (i) file, as soon as practicable following the first occurrence of a Triggering Event, a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date. The Company will also take such action with respect thereto as may be appropriate under the blue sky laws of the various states. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file such registration statement or in order to comply with such blue sky laws. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended.

     Section 12.  Certificate of Adjusted Exercise Price or Number of Shares.
                  ----------------------------------------------------------
Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Ordinary Shares or the Preference Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and may assume that no adjustment has been made unless and until it shall have received such certificate.

     Section 13.  Consolidation, Merger, Amalgamation or Sale or Transfer of
                  ----------------------------------------------------------
Assets or Earning Power.
-----------------------

     (a) If after the Shares Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge or amalgamate with and into, any other Person, (y) any Person shall consolidate with the Company, or merge or amalgamate with and into the Company and the Company shall be the continuing or surviving corporation of such merger or amalgamation and, in connection with such merger or amalgamation, all or part of the Ordinary Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Exercise Price multiplied by the number of one-thousandths of a Preference Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preference Shares, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable Ordinary Shares of the Principal Party (as hereinafter defined), free and clear of all liens, rights of call or first refusal, encumbrances or other adverse claims, as shall equal the result obtained by (A) multiplying the then current Exercise Price by the number of one-thousandths of a Preference Share for which a Right is then exercisable (or, if such Right is not then exercisable for a number of one-thousandths of a Preference Share, the number of such fractional shares for which it was exercisable immediately prior to an event described under Section 11(a)(ii) hereof) and dividing that product by (B) 50% of the then current per share market price of the Ordinary Shares of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, amalgamation, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, amalgamation, sale or transfer, or otherwise, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Ordinary Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Ordinary Shares thereafter deliverable upon the exercise of the Rights.

     (b)    "Principal Party" shall mean:

            (i) In the case of any transaction described in (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which Ordinary Shares of the Company are converted in such merger, amalgamation or consolidation, and if no securities are so issued, the Person that is the continuing or surviving entity of such merger, amalgamation or consolidation (including the Company if applicable); and

            (ii) in the case of any transaction described in (z) of the first sentence in Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case described in clauses (b)(i) and (b)
-------- -------
(ii): (1) if the Ordinary Shares of such Person are not at such time and have not been continuously over the preceding 12-month period registered under
Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Ordinary Shares of which are and have been so registered, "Principal Party" shall refer to such other Person; (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Ordinary Shares of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Ordinary Shares having the greatest aggregate market value; and (3) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a "Subsidiary" of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

     (c) The Company shall not consummate any such consolidation, merger, amalgamation, sale or transfer unless the Principal Party shall have sufficient Ordinary Shares authorized to permit the full exercise of the Rights and prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, amalgamation or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

            (i) prepare and file a registration statement under the Securities Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

            (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act; and

            (iii) take such actions as may be necessary or appropriate under the blue sky laws of the various states. The provisions of this Section 13 shall similarly apply to successive mergers, amalgamations or consolidations or sales or other transfers. If one of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

     (d) In no event shall the Rights Agent have any liability in respect of any such Principal Party transactions, including, without limitation, the propriety thereof. The Rights Agent may rely and be fully protected in relying upon a certificate of the Company stating that the provisions of this Section 13 have been fulfilled. Notwithstanding anything in this Agreement to the contrary, the prior written consent of the Rights Agent must be obtained in connection with any supplemental agreement which alters the rights or duties of the Rights Agent.

     Section 14. Fractional Rights and Fractional Shares.
                 ---------------------------------------

     (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there may be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NYSE or, if the Rights are not listed or admitted to trading on NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

     (b) The Company shall not be required to issue fractions of Preference Shares (other than fractions which are integral multiples of one one-thousandth of a Preference Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preference Shares (other than fractions which are integral multiples of one one-thousandth of a Preference Share). Fractions of Preference Shares in integral multiples of one one-thousandth of a Preference Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of
                --------
such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preference Shares represented by such depositary receipts. In lieu of fractional Preference Shares that are not integral multiples of one one-thousandth of a Preference Share, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a Preference Share. For the purposes of this Section 14(b), the current market value of one one-thousandth of a Preference Share shall be one one-thousandth of the closing price of a Preference Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

     (c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of Ordinary Shares upon exercise of the Rights or to distribute certificates which evidence fractional Ordinary Shares. In lieu of fractional Ordinary Shares, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Ordinary Share. For purposes of this Section 14(c), the current market value of one Ordinary Share shall be the closing price of one Ordinary Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

     (d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

     (e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have not duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

     Section 15.  Rights of Action. All rights of action in respect of this
                  ----------------
Agreement, excepting the rights of action given to the Rights Agent under
Section 18 hereof, are vested
in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Ordinary Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Ordinary Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Ordinary Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

     Section 16.  Agreement of Right Holders. Every holder of a Right, by
                  --------------------------
accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

     (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Ordinary Shares;

     (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with appropriate forms and certificates fully executed;

     (c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Ordinary Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Ordinary Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

     (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

     Section 17.  Right Certificate Holder Not Deemed a Shareholder. No holder,
                  -------------------------------------------------
as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preference Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a Shareholder or any right to vote for the election of directors or upon any matter submitted to Shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting Shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

     Section 18.  Concerning the Rights Agent. The Company agrees to pay to the
                  ---------------------------
Rights Agent such compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, administration, delivery, amendment and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (each as finally determined by a court of competent jurisdiction), for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including, without limitation, the costs and expenses of defending against any claim (whether asserted by the Company, a holder of Rights, or any other Person) of liability in the premises, including reasonable attorney's fees and expenses. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

     The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preference Shares or Ordinary Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, opinion, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed and executed by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.

     The provisions of this Section 18 and Section 20 below shall survive the expiration of the Rights, the termination of this Agreement and the resignation or removal of the Rights Agent.

     Section 19.  Merger or Consolidation or Change of Name of Rights Agent.
                  ---------------------------------------------------------
Any corporation or other entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation or other entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or other entity succeeding to all or substantially all the stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation or other entity would be eligible for
--------
appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     Section 20.  Duties of Rights Agent. The Rights Agent undertakes the duties
                  ----------------------
and obligations expressly imposed by this Agreement, and no implied duties or obligations shall be read into this Agreement against the Rights Agent upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

     (a) The Rights Agent may consult with legal counsel of its selection (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for, or in respect of any action taken, suffered or omitted by it in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, any Vice-Chairman, the President, the Chief Financial Officer, the General Counsel, any executive officer designated by the President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent for any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for, and shall indemnify and hold harmless the Company from and against, all losses, liabilities, costs, damages and expenses (including attorneys' fees) arising out of, or in connection with, the Rights Agent's gross negligence, bad faith or willful misconduct (each as finally determined by a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Rights Agreement will be limited to the amount of fees paid by the Company to the Rights Agent.

     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(e) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after the Rights Agent's actual receipt of a certificate furnished pursuant to Section 12 describing a change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preference Shares or Ordinary Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preference Shares or Ordinary Shares will, when issued, be validly authorized and issued, fully paid and nonassessable, nor shall the Rights Agent be responsible for the legality of the terms hereof in its capacity as an administrative agent.

     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, any Vice-Chairman, the President, the Chief Financial Officer, the General Counsel, any executive officer designated by the President, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken, suffered or omitted by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

     (h) The Rights Agent and any shareholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or its Subsidiaries or become pecuniarily interested in any transaction in which the Company or its Subsidiaries may be interested, or contract with or lend money to the Company or its Subsidiaries or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or its Subsidiaries or for any other legal entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as finally determined by a court of competent jurisdiction) in the selection and continued employment thereof.

     (j) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

     (k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     (l) In addition to the foregoing, the Rights Agent shall be protected and shall incur no liability for, or in respect of, any action taken or omitted by it in connection with its administration of this Agreement if such acts or omissions are in reliance upon (i) the proper execution of the certification concerning beneficial ownership appended to the form of assignment and the form of election to purchase attached hereto unless the Rights Agent shall have actual knowledge that, as executed, such certification is untrue, or (ii) the non-execution of such certification including, without limitation, any refusal to honor any otherwise permissible assignment or election by reason of such non-execution.

     (m) The Company agrees to give the Rights Agent prompt written notice of any event or ownership of which the Company has knowledge which would prohibit the exercise or transfer of the Right Certificates.

     Section 21.  Change of Rights Agent. The Rights Agent or any successor
                  ----------------------
Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation, bank or other entity organized and doing business under the laws of the United States or of any other state of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which, at the time of its appointment as Rights Agent, (a) has a combined capital and surplus of at least $50,000,000 or (b) is an affiliate of an entity having a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Ordinary Shares or Preference Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     Section 22.  Issuance of New Right Certificates. Notwithstanding any of the
                  ----------------------------------
provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Ordinary Shares following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to Ordinary Shares so issued or sold pursuant to the exercise of options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

     Section 23.  Redemption.
                  ----------

     (a) The Board of Directors of the Company may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The Company may, at its option, pay the Redemption Price in cash, Ordinary Shares (based on the current per share market price of the Ordinary Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights by the Board of Directors may be made effective at such time on such basis and with such conditions as the Board of Directors in its sole discretion may establish. If redemption of the Rights is to be effective as of a future date, the Rights shall continue to be exercisable, subject to Section 7 hereof, until the effective date of the redemption, provided that nothing contained herein shall preclude the Board of Directors from subsequently causing the Rights to be redeemed at a date earlier than the scheduled effective date of the redemption.

     (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights (or at the effective time of such redemption established by the Board of Directors of the Company pursuant to paragraph (a) of this Section 23), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice, with simultaneous written notice to the Rights Agent, of any such redemption; provided, however, that the failure
                                             --------  -------
to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights or, if later, the effectiveness of the redemption of the Rights pursuant to the last sentence of paragraph (a), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Ordinary Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights, (ii) depositing with a bank or trust company having a capital and surplus of at least $100,000,000, funds necessary for such redemption, in trust, to be applied to the redemption of the Rights so called for redemption and (iii) arranging for the mailing of the Redemption Price to the registered holders of the Rights. Upon such action, all outstanding Right Certificates shall be null and void without further action by the Company. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23, in Section 24 hereof, or in connection with the purchase of Ordinary Shares prior to the Distribution Date.

     Section 24.  Exchange.
                  --------

     (a) The Company may, at its option, at any time after a Triggering Event, upon resolution of a majority of the Board of Directors, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Ordinary Shares at an exchange ratio of one Ordinary Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being the "Exchange Ratio"). Notwithstanding the foregoing, the Company shall not effect such an exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Ordinary Shares for or pursuant to the terms of any such plan) becomes the Beneficial Owner of 50% or more of the then outstanding Ordinary Shares.

     (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Ordinary Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice, with simultaneous written notice to the Rights Agent, of any such exchange; provided, however, that the failure to give,
                                    --------  -------
or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Ordinary Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

         (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preference Shares (or equivalent Preference Shares, as such term is defined in Section 11(b) hereof) for Ordinary Shares exchangeable for Rights, at the initial rate of one-thousandth of a Preference Share (or equivalent Preference Share) for each Ordinary Share, as appropriately adjusted to reflect adjustments in the Preference Shares pursuant to the terms thereof, so that the fraction of a Preference Share delivered in lieu of each Ordinary Share shall have the same voting rights as one Ordinary Share.

         (d) If there shall not be sufficient Ordinary Shares or Preference Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Ordinary Shares or Preference Shares for issuance upon exchange of the Rights.

         (e) The Company shall not be required to issue fractions of Ordinary Shares or to distribute certificates which evidence fractional Ordinary Shares. In lieu of such fractional Ordinary Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Ordinary Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Ordinary Share. For the purposes of this paragraph (e), the current market value of a whole Ordinary Share shall be the closing price of a Ordinary Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

         Section 25.  Notice of Certain Events.
                      ------------------------

         (a) In case the Company shall propose at any time after the Distribution Date (i) to pay any dividend payable in stock of any class to the holders of its Preference Shares or to make any other distribution to the holders of its Preference Shares (other than a regular quarterly cash dividend),
(ii) to offer to the holders of its Preference Shares rights or warrants to subscribe for or to purchase any additional Preference Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preference Shares (other than a reclassification involving only the subdivision of outstanding Preference Shares), (iv) to effect any consolidation, merger or amalgamation into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Ordinary Shares payable in Ordinary Shares or to effect a subdivision, combination or consolidation of the Ordinary Shares (by reclassification or otherwise than by payment of dividends in Ordinary Shares), then, in each such case, the Company shall give to each holder of a Right Certificate and to the Rights Agent, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, amalgamation, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Ordinary Shares and/or Preference Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preference Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Ordinary Shares and/or Preference Shares, whichever shall be the earlier.

         (b) In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate and to the Rights Agent, in accordance with
Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

         Section 26. Notices. Notices or demands authorized by this Agreement to
                     -------
be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission as follows:

                     ACE Limited
                     The ACE Building
                     30 Woodbourne Avenue
                     Hamilton HM 08, Bermuda
                     Attention: General Counsel
                     Facsimile No.: (441) 296-7799

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) or by facsimile transmission as follows:

                     Mellon Investor Services LLC
                     44 Wall Street, 6/th/ Floor
                     New York, New York 10005
                     Attention:  Relationship Manager
                     Facsimile No.: (917) 320-6318

                     with a copy to:

                     Mellon Investor Services LLC

                     85 Challenger Road
                     Ridgefield Park, New Jersey 07660
                     Attention: General Counsel
                     Facsimile No.: (201) 296-4004

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company. Notices or demands sent by mail shall be deemed given or made three Business Days after the date on which they are sent.

         Section 27. Supplements and Amendments.  Subject to the penultimate
                     --------------------------
sentence of this Section 27, the Company may from time to time, and the Rights Agent shall, if so directed by the Company, supplement or amend any provision of this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to amend, supplement, add or delete any provision with respect to the Rights (including, without limitation, amendments or supplements increasing the Exercise Price or extending the Final Maturity Date) which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that from
                                                    --------  -------
and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or an Associate of an Acquiring Person). Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which (A) changes the Redemption Price or (B) changes the number of one one-thousandths of a Preference Share for which a Right is exercisable. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Ordinary Shares. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section and provided such supplement or amendment does not change or increase the Rights Agent's rights, duties, liabilities or obligations, the Rights Agent shall execute such supplement or amendment. Notwithstanding any other provision hereof, the Rights Agent's consent must be obtained regarding any amendment or supplement pursuant to this Section 27 which alters the Rights Agent's rights or duties.

         Section 28. Successors.  All the covenants and  provisions of this
                     ----------
Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 29. Benefits of this Agreement. Nothing in this Agreement shall
                     --------------------------
be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Ordinary Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights

Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Ordinary Shares).

         Section 30. Severability. If any term, provision, covenant or
                     ------------
restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         Section 31. Governing Law. This Agreement and each Right Certificate
                     -------------
issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

         Section 32. Counterparts.  This Agreement may be executed in any number
                     ------------
of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         Section 33. Descriptive  Headings.  Descriptive headings of the several
                     ---------------------
Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         Section 34. Determinations and Actions by the Board of Directors. The
                     ----------------------------------------------------
Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, interpretations and determinations (including, for purpose of clause (ii) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Right Certificates and all other parties, and
(ii) not subject the Board of Directors to any liability to the holders of the Right Certificates.

         Section 35. Effective Date. This Amended and Restated Rights Agreement
                     ---------------
becomes  effective as of the close of business on December 31, 2001.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                       ACE LIMITED

                                By:    ___________________________________
                                Name:  ___________________________________
                                Title: ___________________________________


                                       MELLON INVESTOR SERVICES LLC, as
                                       Rights Agent

                                By:    ___________________________________
                                Name:  ___________________________________
                                Title: ___________________________________

                                                                       Exhibit A
                                                                       ---------

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
                                       OF
                 SERIES A JUNIOR PARTICIPATING PREFERENCE SHARES
                                       OF
                                   ACE LIMITED

           Pursuant to Article 4(a)(II) of the Articles of Association of the Company (the "Articles"), the Series A Junior Participating Preference Shares shall have the designation, preferences and rights, and shall be subject to the restrictions, as hereinafter appearing:

           Section 1. Designation and Number. There shall be a series of Shares
                      ----------------------
of the Company which shall be designated as "Series A Junior Participating Preference Shares," par value $1.00 per share (hereinafter called "Series A Preference Shares"), and the number of shares constituting such series shall be 500,000. Such number of shares may be increased or decreased by resolution of the Board of Directors of the Company; provided, however, that no decrease shall
                                       --------  -------
reduce the number of Series A Preference Shares to a number less than that of the shares then outstanding plus the number of Series A Preference Shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company.

           Section 2. Dividends and Distributions.
                      ---------------------------

           (A) Subject to the prior and superior rights of the holders of any shares of any class or series of the Company's shares ranking prior and superior to the Series A Preference Shares with respect to dividends, the holders of Series A Preference Shares shall be entitled to receive, when, as and if declared by the Board of Directors of the Company out of funds legally available for such purpose, quarterly dividends payable in cash to holders of record on the last business day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of any Series A Preference Shares or any fractional portion thereof, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 and (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in Ordinary Shares (hereinafter defined) or a subdivision of the outstanding Ordinary Shares (by reclassification or otherwise), declared on the Ordinary Shares, par value $0.041666667 per share, of the Company (the "Ordinary Shares") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any Series A Preference Shares or any fractional portion thereof. If the Company shall at any time following May 7, 1999 (i) declare any dividend on Ordinary Shares payable in Ordinary Shares, (ii) subdivide the outstanding Ordinary Shares or (iii) combine the outstanding Ordinary Shares into a smaller number of shares, then in each such case the amount to which holders of Series A Preference Shares were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying each such amount by a fraction the numerator of which is the number of Ordinary Shares outstanding immediately after such event and the denominator of which is the number of Ordinary Shares that were outstanding immediately prior to such event.

           (B) The Company shall declare a dividend or distribution on the Series A Preference Shares as provided in paragraph (A) above at the time it declares a dividend or distribution on the Ordinary Shares (other than a dividend payable in Ordinary Shares).

           (C) No dividend or distribution (other than a dividend payable in Ordinary Shares) shall be paid or payable to the holders of Ordinary Shares unless, prior thereto, all accrued but unpaid dividends to the date of such dividend or distribution shall have been paid to the holders of Series A Preference Shares.

           (D) Dividends shall begin to accrue and be cumulative on outstanding Series A Preference Shares from the Quarterly Dividend Payment Date next preceding the date of issue of such Series A Preference Shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Series A Preference Shares entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the Series A Preference Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors of the Company may fix a record date for the determination of holders of Series A Preference Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

           Section 3.   Voting Rights.  The holders of Series A Preference
                        -------------
Shares shall have the following voting rights:

           (A) Subject to the provision for adjustment hereinafter set forth, each one one-thousandth of a Series A Preference Share shall entitle the holder thereof to one vote on all matters submitted to a vote of shareholders of the Company. If the Company shall at any time following May 7, 1999 (i) declare any dividend on Ordinary Shares payable in Ordinary Shares, (ii) subdivide the outstanding Ordinary Shares or (iii) combine the outstanding Ordinary Shares into a smaller number of shares, then in each such case the number of votes per share to which holders of Series A Preference Shares were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of Ordinary Shares outstanding immediately after such event and the denominator of which is the number of Ordinary Shares that were outstanding immediately prior to such event.

           (B) Except as otherwise provided herein, in the Articles or by law, the holders of Series A Preference Shares and the holders of Ordinary Shares and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Company.

           (C)  (i)   Whenever, at any time or times, dividends payable on any
Series A Preference Share or Shares shall be in arrears in an amount equal to at least six full quarterly dividends (whether or not declared and whether or not consecutive), the holders of record of the outstanding Series A Preference Shares shall have the right, together with the holders of record of the outstanding shares of every other class or series of shares issued pursuant to
Article 4(a)(II) of the Articles (all such other classes or series, together with the Series A Preference Shares, being referred to hereinafter as the "Preference Shares"), voting as a single class regardless of class or series, to elect a total of two directors of the Company. Such two directors shall be elected initially at an extraordinary general meeting of shareholders of the Company or at the Company's next annual general meeting of shareholders, and subsequently at each annual general meeting of shareholders, as provided below. The term of office of the two directors so elected shall end on the date of the annual general meeting of shareholders following such election. At elections for such directors, the holders of Series A Preference Shares shall be entitled to cast one vote for each one one-thousandth of a Series A Preference Share held.

                (ii) Upon the vesting of such right of the holders of the Preference Shares, the maximum authorized number of members of the Board of Directors of the Company shall automatically be increased by two and the two vacancies so created shall be filled by vote of the holders of the outstanding Preference Shares as hereinafter set forth. An extraordinary general meeting of the shareholders of the Company then entitled to vote shall be called by the Chairman or the President or the Secretary of the Company, if requested in writing by the holders of record of not less than 10% of the Preference Shares then outstanding. At such extraordinary general meeting, or, if no such extraordinary general meeting shall have been called, then at the next annual general meeting of shareholders, the holders of the Preference Shares shall elect, voting as above provided, two directors of the Company to fill the aforesaid vacancies created by the automatic increase in the number of members of the Board of Directors of the Company. The term of office of the two directors so elected shall end on the date of the annual general meeting of shareholders following such election. At any and all such general meetings for such election, the holders of a majority of the outstanding Preference Shares shall be necessary to constitute a quorum for such election, whether present in person or by proxy, and such two directors shall be elected by the vote of at least a plurality of shares held by such shareholders present or represented at the meeting. Any director elected by holders of Preference Shares pursuant to this Section may be removed at any annual or extraordinary general meeting of shareholders, by vote of a majority of the shareholders voting as a class who elected such director, with or without cause. In case any vacancy shall occur among the directors elected by the holders of the Preference Shares pursuant to this Section, such vacancy may be filled by the remaining director so elected, or his successor then in office, and the director so elected to fill such vacancy shall serve until the next general meeting of shareholders at which directors are elected. After the holders of the Preference Shares shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be further increased or decreased except by vote of the holders of Preference Shares as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Preference Shares.

            (iii) The right of the holders of the Preference Shares, voting separately as a class, to elect two members of the Board of Directors of the Company as aforesaid shall continue until, and only until, such time as all arrears in dividends (whether or not declared) on the Preference Shares shall have been paid or declared and set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above-mentioned. Upon any termination of the right of the holders of the Preference Shares as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of Preference Shares pursuant to this Section shall terminate immediately. Whenever the term of office of the directors elected by the holders of the Preference Shares pursuant to this Section shall terminate and the special voting powers vested in the holders of the Preference Shares pursuant to this Section shall have expired, the maximum number of members of the Board of Directors of the Company shall be such number as may be provided for in the Articles, irrespective of any increase made pursuant to the provisions of this Section.

      (D) Except as set forth herein or in the Articles, holders of Series A Preference Shares shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Ordinary Shares and other capital stock of the Company as set forth herein) for taking any corporate action.

      Section 4.   Certain Restrictions.
                   --------------------

     (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preference Shares as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on Series A Preference Shares outstanding shall have been paid in full, the Company shall not:

            (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preference Shares;

            (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preference Shares, except dividends paid ratably on the

Series A Preference Shares and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

            (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preference Shares, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preference Shares; or

            (iv) purchase or otherwise acquire for consideration any Series A Preference Shares, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Company shall not permit any direct or indirect subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5.  Reacquired Shares. Any Series A Preference Shares purchased or
                 -----------------
otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued Shares of the Company and may be reissued as part of a new class or series of Shares to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein and in the Articles, as amended from time to time.

     Section 6.  Liquidation, Dissolution or Winding Up. (A) Upon any voluntary
                 --------------------------------------
liquidation, dissolution or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preference Shares unless, prior thereto, the holders of Series A Preference Shares shall have received $.01 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of Series A Preference Shares unless, prior thereto, the holders of Ordinary Shares shall have received an amount per share (the "Ordinary Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph C below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Ordinary Shares) (such number in clause (ii), the "Adjustment Number").

Following the payment of the full amount of the Series A Liquidation Preference and the Ordinary Adjustment in respect of all outstanding Series A Preference Shares and Ordinary Shares, respectively, holders of Series A Preference Shares and holders of Ordinary Shares shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio, on a per share basis, of the Adjustment Number to one with respect to such Series A Preference Shares and Ordinary Shares, on a per share basis, respectively.

      (B) If, however, there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes or series of Preference Shares, if any, which rank on a parity with the Series A Preference Shares, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

      (C) If the Company shall at any time following May 7, 1999 (i) declare any dividend on Ordinary Shares payable in Ordinary Shares, (ii) subdivide the outstanding Ordinary Shares or (iii) combine the outstanding Ordinary Shares into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of Ordinary Shares outstanding immediately after such event and the denominator of which is the number of Ordinary Shares that were outstanding immediately prior to such event.

      Section 7.  Consolidation, Merger, Amalgamation, etc. If the Company shall
                  ----------------------------------------
enter into any consolidation, merger, amalgamation, combination or other transaction in which the Ordinary Shares are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the Series A Preference Shares shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each Ordinary Share is changed or exchanged. If the Company shall at any time (i) declare any dividend on Ordinary Shares payable in Ordinary Shares, (ii) subdivide the outstanding Ordinary Shares or (iii) combine the outstanding Ordinary Shares into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Series A Preference Shares shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Ordinary Shares outstanding immediately after such event and the denominator of which is the number of Ordinary Shares that were outstanding immediately prior to such event.

      Section 8.  Redemption. The Series A Preference Shares shall not be
                  ----------
redeemable by the Company. The preceding sentence shall not limit the ability of the Company to purchase or otherwise deal in such shares of stock to the extent permitted by law.

          Section 9.  Ranking. The Series A Preference Shares shall rank junior
                      -------
to all other series of the Company's Preference Shares (whether with or without par value) as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

          Section 10. Amendment. This Certificate of Designation, Preferences
                      ---------
and Rights of Series A Junior Participating Preference Shares of ACE Limited shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preference Shares so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding Series A Preference Shares, voting separately as a class.

          Section 11. Fractional Shares. Series A Preference Shares may be
                      -----------------
issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preference Shares.

          Section 12. References to Shareholders. All references herein to
                      --------------------------
shareholders of the Company shall be deemed to be references to the members thereof.

                                                                       Exhibit B
                                                                       ---------
                            Form of Right Certificate


Certificate No. R-                                                 ______ Rights


     NOT EXERCISABLE AFTER JUNE 1, 2009 OR EARLIER IF THE RIGHTS EXPIRE UNDER CERTAIN CIRCUMSTANCES OR ARE REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME VOID IN THE CIRCUMSTANCES SPECIFIED IN
     SECTION 7(e) OF SUCH AGREEMENT.]*/

                                Right Certificate
                                   ACE Limited

     This certifies that __________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of December 20, 2001 (the "Rights Agreement"), between ACE Limited, a Cayman Islands, company (the "Company"), and Mellon Investor Services LLC, a New Jersey limited liability company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York time) on June 1, 2009, or notice of redemption or exchange at the office of the Rights Agent (or its successors as Rights Agent) designated for such purpose, one one-thousandth of a fully paid non-assessable Series A Junior Participating Preference Shares, par value $1.00 per share (the "Preference Shares") of the Company at an exercise price of $150 per one one-thousandth of a share (the "Exercise Price") upon presentation and surrender of this Right Certificate with the appropriate Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per
______ ____________________

*/   The portion of the legend in brackets shall be inserted only if applicable
-    and shall replace the preceding sentence.

share set forth above, are the number and Exercise Price as of ________________, based on the Preference Shares as constituted at such date. Capitalized terms not defined in this Right Certificate that are defined in the Rights Agreement shall have the meanings ascribed to them in the Rights Agreement.

     Upon the occurrence of a Triggering Event, if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) under certain circumstances specified in the Rights Agreement, a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a Person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of any such Triggering Event.

     As provided in the Rights Agreement, the Exercise Price and the number and kind of Preference Shares or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under certain circumstances specified in such Rights Agreement. Copies of the Rights Agreement are on file at the principal corporate trust office of the Rights Agent and are also available upon written request to the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preference Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right at any time prior to (i) the time any Person becomes an Acquiring Person and (ii) the Final Expiration Date.

     No fractional Preference Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preference Share, which may at the election of the Company be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate, in such holder's capacity as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preference Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, in such holder's capacity as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors of the Company or upon any matter submitted to shareholders of the Company at any general meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of general meetings or other actions affecting shareholders of the Company (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of ________________________


ATTEST:  (SEAL)                             ACE LIMITED



_____________________________________       By:   ______________________________

Name: _______________________________       Name: ______________________________

Title: ______________________________       Title: _____________________________



Countersigned:

MELLON INVESTOR SERVICES LLC


By:     ______________________________      Date: ______________________________
            Authorized Signatory

                    Form of Reverse Side of Right Certificate

                               FORM OF ASSIGNMENT
                               ------------------

     (To be executed by the registered holder if such holder desires to transfer the Right Certificate.)


FOR VALUE RECEIVED _____________________________________________________________
hereby sells, assigns and transfers unto _______________________________________
________________________________________________________________________________
      (Please print name and address of transferee)

______________________________________________________________________
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Date: _________________________

                                                         _______________________
                                                                Signature

Signature Guaranteed:


                                   CERTIFICATE
                                   -----------

     The undersigned hereby certifies by checking the appropriate boxes that:

         (1) this Right Certificate [] is [] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

         (2) after due inquiry and to the best knowledge of the undersigned, it [] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________________________

                                                         _______________________
                                                            Signature

                                     NOTICE
                                     ------

     The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

                      (To be executed if holder desires to
                       exercise Rights represented by the
                               Right Certificate.)

To:      Mellon Investor Services LLC


     The undersigned hereby irrevocably elects to exercise ___ Rights represented by this Right Certificate to purchase the Preference Shares issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number: _____________________________


__________ _______________________________________________
                (Please print name and address)

__________ _______________________________________________


         If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number: _____________________________


___________ ______________________________________________
                (Please print name and address)

___________ ______________________________________________

___________ ______________________________________________


Dated: ______________________

                                                      __________________________
                                                                Signature

Signature Guaranteed:

                                   CERTIFICATE
                                   -----------

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

     (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.



Dated:______________________

                                                  ______________________________
                                                             Signature

                                     NOTICE
                                     ------

  The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                       Exhibit C
                                                                       ---------

                       SUMMARY OF SHAREHOLDER RIGHTS PLAN


     On May 7, 1999, the Board of Directors of ACE Limited (the "Company") declared a dividend distribution of one Right for each outstanding Ordinary Share, par value $0.041666667 per share ("Ordinary Share"), of the Company to shareholders of record at the close of business on June 1, 1999 (the "Record Date"). Except as described below, each Right, when exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a Series A Junior Participating Preference Share, par value $1.00 per share ("Preference Share"), at a price of $150 per one one-thousandth share (the "Exercise Price").

     The description and terms of the Rights are set forth in an Amended and Restated Rights Agreement (the "Rights Agreement") between the Company and Mellon Investor Services LLC, as Rights Agent.

     Initially, the Rights will be attached to all Ordinary Share certificates representing shares then outstanding, and no separate Right certificates will be distributed. Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Ordinary Shares (the "Shares Acquisition Date") or (ii) 15 business days (or such later date as may be determined by action of the Board of Directors of the Company (the "Board of Directors") prior to the time that any person becomes an Acquiring Person) following the commencement of (or a public announcement of an intention to make) a tender or exchange offer if, upon consummation thereof, such person or group would be the beneficial owner of 15% or more of such outstanding Ordinary Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced by the Ordinary Share certificates together with a copy of this Summary of Shareholder Rights Plan and not by separate certificates.

     The Rights Agreement also provides that, until the Distribution Date, the Rights will be transferred with and only with the Ordinary Shares. Until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the transfer of any certificates for Ordinary Shares, with or without a copy of this Summary of Shareholder Rights Plan, will also constitute the transfer of the Rights associated with the Ordinary Shares represented by such certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Ordinary Shares as of the close of business on the Distribution Date and, thereafter, such separate Right Certificates alone will evidence the Rights. Any Ordinary Shares issued after the Distribution Date will generally be accompanied by Right Certificates only if such Ordinary Shares are issued pursuant to the exercise of options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities issued by the Company, or in other circumstances where the issuance of accompanying Rights Certificates is deemed necessary or appropriate by the Board of Directors.

     The Rights are not exercisable until the Distribution Date and will expire at the earlier of June 1, 2009 (the "Final Expiration Date") and (ii) the redemption of the Rights by the Company as described below.

     If any person (other than the Company, its subsidiaries or any person receiving newly-issued Ordinary Shares directly from the Company) becomes the beneficial owner of 15% or more of the then outstanding Ordinary Shares, each holder of a Right will thereafter have the right to receive, upon exercise at the then current exercise price of the Right, Ordinary Shares (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. The Rights Agreement contains an exemption for any issuance of Ordinary Shares by the Company directly to any person (for example, in a private placement or an acquisition by the Company in which Ordinary Shares are used as consideration), even if that person would become the beneficial owner of 15% or more of the Ordinary Shares, provided that such person does not acquire any additional Ordinary Shares.

     If, at any time following the Shares Acquisition Date, the Company is acquired in a merger, amalgamation or other business combination transaction or 50% or more of the Company's assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon exercise at the then current exercise price of the Right, common stock of the acquiring or surviving company having a value equal to two times the exercise price of the Right.

     Notwithstanding the foregoing, following the occurrence of any of the events set forth in the preceding two paragraphs (the "Triggering Events"), any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will immediately become null and void.

     The Exercise Price payable, and the number of Preference Shares or other securities or property issuable, upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution, among other circumstances, in the event of a stock dividend on, or a subdivision, split, combination, consolidation or reclassification of, the Preference Shares or the Ordinary Shares, or a reverse split of the outstanding Preference Shares or Ordinary Shares.

     With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments require an adjustment of at least 1% in the Exercise Price. The Company will not be required to issue fractional Preference Shares or Ordinary Shares (other than fractions in multiples of one-thousandths of a Preference Share) and, in lieu thereof, an adjustment in cash may be made based on the market price of the Preference Shares or Ordinary Shares on the last trading date prior to the date of exercise.

     The Preference Shares constitute a new series of "other shares" of the Company that is nonredeemable and that ranks junior to other series of preference or preferred shares of the Company that may be issued in the future. Each Preference Share will be entitled to a minimum preferential quarterly dividend of $1.00 per share but will be entitled to an aggregate dividend equal to 1,000 times the dividend declared per Ordinary Share. In the event of liquidation, each Preference Share will be entitled to a minimum preferential liquidation payment of $.01 per share but will be entitled to an aggregate payment of 1,000 times the payment made per Ordinary Share. Each Preference Shares will have 1,000 votes, voting together with the Ordinary Shares and other capital stock of the Company. Finally, in the event of any merger, consolidation, amalgamation or other transaction in which Ordinary Shares are exchanged, each Preference Share will be entitled to receive 1,000 times the amount received per Ordinary Share. These rights are protected by customary antidilution provisions. Because of the nature of the Preference Shares' dividend, liquidation and voting rights, the value of the one one-thousandth of a Preference Share purchasable upon the exercise of each Right should approximate the value of one Ordinary Share.

     At any time after the date of the Rights Agreement until the time that a person becomes an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), which may (at the option of the Company) be paid in cash, Ordinary Shares or other consideration deemed appropriate by the Board of Directors. Upon the effectiveness of any action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

     The Board of Directors of the Company is generally responsible for administering, interpreting and making all decisions and taking all actions with respect to the Rights Agreement, including, without limitation, the decision to redeem or exchange the Rights or to amend the Rights Agreement.

     The provisions of the Rights Agreement may be amended by the Company, except that any amendment adopted after the time that a person becomes an Acquiring Person may not adversely affect the interests of holders of Rights.

     As of March 31, 1999, there were 193,864,482 Ordinary Shares outstanding and 23,576,886 Ordinary Shares reserved for issuance under employee benefit plans. Each outstanding Ordinary Share on June 1, 1999 will receive one Right. In addition, each Ordinary Share issued after the Record Date but prior to the earliest of the Distribution Date, the redemption of the Rights and the Final Expiration Date will receive one Right, subject to adjustment as provided in the Rights Agreement. 500,000 Preference Shares will be reserved for issuance in the event of exercise of the Rights.

     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the Rights being redeemed or a substantial number of Rights being acquired, and under certain circumstances the Rights beneficially owned by such a person or group will become void. The Rights should not interfere with any merger, amalgamation or other business combination approved by the Board of Directors because, if the Rights would become exercisable as a result of such merger, amalgamation or business combination, the Board of Directors may, at its option, at any time prior to the time that any Person becomes an Acquiring Person, redeem all (but not less than all) of the then outstanding Rights at the Redemption Price.

     A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

     UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.